UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2017

Semiannual Report
to Shareholders

Deutsche Global High Income Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

8 Portfolio Summary

11 Investment Portfolio

31 Statement of Assets and Liabilities

33 Statement of Operations

34 Statements of Changes in Net Assets

36 Financial Highlights

41 Notes to Financial Statements

55 Information About Your Fund's Expenses

57 Advisory Agreement Board Considerations and Fee Evaluation

62 Account Management Resources

64 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights" section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary April 30, 2017 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	4.81%	10.78%	6.18%	5.97%
Adjusted for the Maximum Sales Charge (max 4.50% load)	0.10%	5.79%	5.21%	5.49%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†	5.43%	13.21%	7.10%	7.27%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		13.00%	6.04%	5.98%
Adjusted for the Maximum Sales Charge (max 4.50% load)		7.91%	5.07%	5.49%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†		16.16%	7.03%	7.28%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	4.28%	9.95%	5.40%	5.20%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.28%	9.95%	5.40%	5.20%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†	5.43%	13.21%	7.10%	7.27%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		12.30%	5.28%	5.21%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		12.30%	5.28%	5.21%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†		16.16%	7.03%	7.28%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	4.77%	10.99%	6.42%	6.19%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†	5.43%	13.21%	7.10%	7.27%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		13.36%	6.31%	6.20%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†		16.16%	7.03%	7.28%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	4.83%	11.16%	6.52%	6.32%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†	5.43%	13.21%	7.10%	7.27%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		13.37%	6.40%	6.34%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index†		16.16%	7.03%	7.28%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017, are 1.06%, 1.82%, 0.87% and 0.75% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global High Income Fund — Class A ■ Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index †

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
4/30/17	$ 6.86	$ 6.88	$ 6.89	$ 6.83
10/31/16	$ 6.70	$ 6.73	$ 6.74	$ 6.68
Distribution Information as of 4/30/17
Income Dividends, Six Months	$ .16	$ .14	$ .17	$ .17
April Income Dividend	$ .0256	$ .0221	$ .0275	$ .0277
SEC 30-day Yield‡‡	3.74%	3.25%	4.20%	4.29%
Current Annualized Distribution Rate‡‡	4.48%	3.85%	4.79%	4.87%

‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with six years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: New York.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2017 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 97.3%
Consumer Discretionary 25.1%
Adient Global Holdings Ltd.:
144A, 3.5%, 8/15/2024	EUR	1,000,000	1,115,171
REG S, 3.5%, 8/15/2024	EUR	1,700,000	1,895,790
144A, 4.875%, 8/15/2026		1,445,000	1,448,612
Allison Transmission, Inc., 144A, 5.0%, 10/1/2024		1,025,000	1,044,219
Ally Financial, Inc., 5.75%, 11/20/2025 (b)		600,000	614,250
Altice Financing SA:
144A, 6.5%, 1/15/2022		330,000	346,088
144A, 7.5%, 5/15/2026		2,630,000	2,840,400
Altice Finco SA, 144A, 8.125%, 1/15/2024		200,000	216,000
Altice Luxembourg SA:
144A, 7.25%, 5/15/2022	EUR	890,000	1,024,252
144A, 7.75%, 5/15/2022		2,000,000	2,125,260
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		1,630,000	1,685,012
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		2,155,000	2,225,037
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		30,000	30,300
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023		420,000	452,550
Boyd Gaming Corp., 6.875%, 5/15/2023		310,000	333,638
Cablevision Systems Corp., 5.875%, 9/15/2022 (b)		4,000,000	4,105,000
Caleres, Inc., 6.25%, 8/15/2023		270,000	283,163
Carlson Travel, Inc.:
144A, 6.75%, 12/15/2023 (b)		900,000	929,808
144A, 9.5%, 12/15/2024		2,310,000	2,385,075
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		335,000	349,656
144A, 5.125%, 5/1/2027		4,435,000	4,523,700
144A, 5.5%, 5/1/2026		3,770,000	3,956,163
144A, 5.875%, 4/1/2024		765,000	819,506
144A, 5.875%, 5/1/2027		1,040,000	1,106,300
Cequel Communications Holdings I LLC, 144A, 5.125%, 12/15/2021		1,216,000	1,243,360
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		2,315,000	2,361,300
Series B, 6.5%, 11/15/2022		690,000	715,012
Series A, 7.625%, 3/15/2020		210,000	208,425
CSC Holdings LLC:
5.25%, 6/1/2024		500,000	505,935
144A, 5.5%, 4/15/2027		2,970,000	3,070,237
144A, 6.625%, 10/15/2025		300,000	328,125
144A, 10.125%, 1/15/2023		1,395,000	1,618,200
144A, 10.875%, 10/15/2025		720,000	864,900
Cumberland Farms, Inc., 144A, 6.75%, 5/1/2025		311,000	322,709
Dana Financing Luxembourg Sarl:
144A, 5.75%, 4/15/2025		1,940,000	1,987,297
144A, 6.5%, 6/1/2026		1,365,000	1,429,837
Dana, Inc.:
5.375%, 9/15/2021		83,000	86,424
5.5%, 12/15/2024		410,000	417,175
DISH DBS Corp.:
5.875%, 7/15/2022		1,800,000	1,906,722
5.875%, 11/15/2024		1,350,000	1,417,500
6.75%, 6/1/2021		2,590,000	2,816,625
Eagle II Acquisition Co., LLC, 144A, 6.0%, 4/1/2025		645,000	666,769
EW Scripps Co., 144A, 5.125%, 5/15/2025		490,000	502,863
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020		945,000	972,169
5.25%, 4/15/2023 (b)		6,000,000	6,165,000
Goodyear Tire & Rubber Co., 5.0%, 5/31/2026		585,000	600,356
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		930,000	941,625
144A, 5.25%, 12/15/2023		1,505,000	1,516,287
Grupo-Antolin Irausa SA, 144A, 3.25%, 4/30/2024	EUR	1,690,000	1,850,121
Hanesbrands Finance Luxembourg SCA, 144A, 3.5%, 6/15/2024	EUR	990,000	1,115,849
HD Supply, Inc., 144A, 5.75%, 4/15/2024		405,000	430,313
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		285,000	289,988
L Brands, Inc.:
5.625%, 2/15/2022		1,065,000	1,124,906
5.625%, 10/15/2023		515,000	540,647
Lennar Corp.:
4.125%, 1/15/2022		1,150,000	1,173,000
4.5%, 4/30/2024		365,000	368,650
4.75%, 11/15/2022		600,000	624,000
LKQ Italia Bondco SpA, 144A, 3.875%, 4/1/2024	EUR	880,000	1,022,282
MDC Partners, Inc., 144A, 6.5%, 5/1/2024 (b)		355,000	346,125
Mediacom Broadband LLC, 6.375%, 4/1/2023		440,000	463,100
Mobilux Finance SAS, 144A, 5.5%, 11/15/2024	EUR	700,000	791,088
NCL Corp., Ltd.:
144A, 4.625%, 11/15/2020		610,000	625,250
144A, 4.75%, 12/15/2021		675,000	691,875
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		310,000	318,913
Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027 (b)		480,000	483,600
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021		265,000	267,870
Scientific Games International, Inc., 144A, 7.0%, 1/1/2022		2,080,000	2,226,890
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		235,000	238,525
SFR Group SA:
144A, 6.0%, 5/15/2022		860,000	896,550
144A, 7.375%, 5/1/2026		1,685,000	1,771,356
Sonic Automotive, Inc., 144A, 6.125%, 3/15/2027		555,000	559,163
Springs Industries, Inc., 6.25%, 6/1/2021		565,000	582,656
Suburban Propane Partners LP, 5.75%, 3/1/2025		300,000	297,750
Telenet Finance VI Luxembourg SCA, 144A, 4.875%, 7/15/2027	EUR	2,000,000	2,376,194
Toll Brothers Finance Corp., 4.875%, 11/15/2025		685,000	703,837
Unitymedia Hessen GmbH & Co., KG:
144A, 4.0%, 1/15/2025	EUR	890,000	1,019,890
144A, 5.0%, 1/15/2025		3,000,000	3,114,420
144A, 5.5%, 1/15/2023		4,990,000	5,195,837
UPCB Finance IV Ltd.:
144A, 4.0%, 1/15/2027	EUR	2,000,000	2,253,216
144A, 5.375%, 1/15/2025		5,085,000	5,173,987
Viacom, Inc.:
5.875%, 2/28/2057 (b)		365,000	376,863
6.25%, 2/28/2057		385,000	395,106
Videotron Ltd., 144A, 5.125%, 4/15/2027		1,850,000	1,886,445
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		520,000	500,500
144A, 8.5%, 10/15/2022		390,000	407,550
Virgin Media Finance PLC, 144A, 4.5%, 1/15/2025	EUR	1,000,000	1,136,957
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		3,490,000	3,533,625
144A, 5.5%, 8/15/2026		790,000	806,787
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023		370,000	376,475
Ziggo Bond Finance BV, 144A, 4.625%, 1/15/2025	EUR	870,000	996,971
			117,874,929
Consumer Staples 5.2%
Aramark International Finance Sarl, 144A, 3.125%, 4/1/2025	EUR	1,000,000	1,127,425
B&G Foods, Inc., 5.25%, 4/1/2025		1,955,000	2,001,490
Barry Callebaut Services NV, 144A, 5.5%, 6/15/2023		3,170,000	3,395,070
Chobani LLC, 144A, 7.5%, 4/15/2025		220,000	226,875
Cott Beverages, Inc., 5.375%, 7/1/2022		915,000	948,169
Cott Corp., 144A, 5.5%, 7/1/2024	EUR	2,500,000	2,913,419
Cott Holdings, Inc., 144A, 5.5%, 4/1/2025		4,000,000	4,070,000
FAGE International SA, 144A, 5.625%, 8/15/2026		2,040,000	2,075,700
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		2,475,000	2,589,469
JBS U.S.A. LUX SA:
144A, 5.75%, 6/15/2025		1,815,000	1,873,987
144A, 7.25%, 6/1/2021		1,050,000	1,078,875
Nomad Foods Bondco PLC, 144A, 3.25%, 5/15/2024 (c)	EUR	1,300,000	1,435,977
Post Holdings, Inc., 144A, 5.5%, 3/1/2025		535,000	559,075
			24,295,531
Energy 14.7%
Antero Midstream Partners LP, 144A, 5.375%, 9/15/2024		675,000	690,188
Antero Resources Corp.:
5.125%, 12/1/2022		730,000	740,950
5.375%, 11/1/2021		520,000	536,900
5.625%, 6/1/2023		415,000	426,931
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		1,560,000	1,599,000
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (b)		520,000	523,900
Cheniere Corpus Christi Holdings LLC:
144A, 5.875%, 3/31/2025		970,000	1,033,050
144A, 7.0%, 6/30/2024		2,475,000	2,765,515
Chesapeake Energy Corp., 144A, 8.0%, 1/15/2025 (b)		650,000	642,688
Continental Resources, Inc.:
3.8%, 6/1/2024		1,750,000	1,645,000
4.5%, 4/15/2023		1,575,000	1,551,375
5.0%, 9/15/2022		2,183,000	2,202,101
Corral Petroleum Holdings AB, 144A, 11.75%, 5/15/2021 (PIK)	EUR	1,000,000	1,149,080
Crestwood Midstream Partners LP:
144A, 5.75%, 4/1/2025		660,000	684,750
6.25%, 4/1/2023		1,745,000	1,821,344
Diamondback Energy, Inc., 144A, 4.75%, 11/1/2024		1,335,000	1,338,337
EP Energy LLC:
144A, 8.0%, 11/29/2024		400,000	418,500
144A, 8.0%, 2/15/2025		810,000	722,925
Gulfport Energy Corp.:
144A, 6.0%, 10/15/2024		365,000	359,525
144A, 6.375%, 5/15/2025		640,000	637,600
6.625%, 5/1/2023		210,000	212,625
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		1,345,000	1,260,938
144A, 5.75%, 10/1/2025		735,000	712,950
Holly Energy Partners LP, 144A, 6.0%, 8/1/2024		800,000	846,000
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		345,000	353,625
Laredo Petroleum, Inc.:
5.625%, 1/15/2022		700,000	700,000
6.25%, 3/15/2023		630,000	636,300
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		3,340,000	2,939,200
144A, 6.5%, 1/15/2025 (b)		1,345,000	1,328,187
Murphy Oil Corp., 6.875%, 8/15/2024		590,000	628,350
Murphy Oil U.S.A., Inc., 5.625%, 5/1/2027		405,000	415,125
Newfield Exploration Co.:
5.375%, 1/1/2026		2,310,000	2,422,612
5.75%, 1/30/2022		260,000	276,250
Noble Holding International Ltd.:
7.7%, 4/1/2025		480,000	434,400
7.75%, 1/15/2024 (b)		925,000	844,063
NuStar Logistics LP, 5.625%, 4/28/2027		1,488,000	1,534,545
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		185,000	186,850
6.875%, 3/15/2022		1,430,000	1,447,875
6.875%, 1/15/2023		360,000	363,600
Parsley Energy LLC:
144A, 5.25%, 8/15/2025		330,000	332,475
144A, 5.375%, 1/15/2025		510,000	515,100
PDC Energy, Inc., 144A, 6.125%, 9/15/2024		860,000	881,500
Peabody Energy Corp., 144A, 6.0%, 3/31/2022		130,000	132,600
Petrobras Global Finance BV, 6.125%, 1/17/2022		1,318,000	1,381,066
Precision Drilling Corp., 144A, 7.75%, 12/15/2023		390,000	413,400
Range Resources Corp.:
4.875%, 5/15/2025		680,000	652,800
144A, 5.0%, 8/15/2022		1,950,000	1,928,062
144A, 5.875%, 7/1/2022		395,000	403,888
Rice Energy, Inc., 7.25%, 5/1/2023		1,105,000	1,193,400
Rowan Companies, Inc., 7.375%, 6/15/2025		620,000	612,250
Summit Midstream Holdings LLC, 5.75%, 4/15/2025		370,000	374,625
Sunoco LP:
6.25%, 4/15/2021		500,000	528,120
6.375%, 4/1/2023		3,005,000	3,200,325
Targa Resources Partners LP, 144A, 5.375%, 2/1/2027		1,450,000	1,515,250
Tesoro Corp.:
144A, 4.75%, 12/15/2023		460,000	481,850
144A, 5.125%, 12/15/2026		1,065,000	1,134,225
Tesoro Logistics LP:
5.25%, 1/15/2025		1,495,000	1,586,569
6.375%, 5/1/2024		225,000	245,813
Trinidad Drilling Ltd., 144A, 6.625%, 2/15/2025		310,000	312,325
Weatherford International Ltd.:
4.5%, 4/15/2022		1,695,000	1,601,775
144A, 9.875%, 2/15/2024		2,715,000	3,162,975
Whiting Petroleum Corp., 5.75%, 3/15/2021 (b)		1,560,000	1,552,200
WildHorse Resource Development Corp., 144A, 6.875%, 2/1/2025		1,405,000	1,348,800
WPX Energy, Inc.:
5.25%, 9/15/2024 (b)		1,510,000	1,472,250
6.0%, 1/15/2022		1,320,000	1,339,800
7.5%, 8/1/2020		500,000	530,000
8.25%, 8/1/2023		800,000	892,000
			68,758,597
Financials 1.1%
Alliance Data Systems Corp., 144A, 5.25%, 11/15/2023	EUR	750,000	862,113
CIT Group, Inc.:
5.0%, 8/15/2022		750,000	806,850
5.0%, 8/1/2023		250,000	268,750
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		295,000	314,544
Mercury Bondco PLC, 144A, 8.25%, 5/30/2021 (PIK)	EUR	2,000,000	2,281,211
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		370,000	375,550
Tempo Acquisition LLC, 144A, 6.75%, 6/1/2025 (c)		465,000	477,787
			5,386,805
Health Care 4.3%
Alere, Inc., 144A, 6.375%, 7/1/2023		420,000	457,275
Endo Dac:
144A, 5.875%, 10/15/2024		260,000	264,875
144A, 6.0%, 7/15/2023		465,000	407,456
144A, 6.0%, 2/1/2025		315,000	266,018
Endo Finance LLC:
144A, 5.375%, 1/15/2023		455,000	390,163
144A, 5.75%, 1/15/2022		425,000	393,125
HCA, Inc.:
4.5%, 2/15/2027		2,207,000	2,227,944
4.75%, 5/1/2023		2,000,000	2,100,000
5.25%, 6/15/2026		1,245,000	1,327,481
5.875%, 2/15/2026		3,025,000	3,214,062
Hill-Rom Holdings, Inc., 144A, 5.0%, 2/15/2025		420,000	425,250
Horizon Pharma, Inc., 6.625%, 5/1/2023 (b)		325,000	321,344
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		170,000	169,575
144A, 5.625%, 10/15/2023 (b)		345,000	329,475
Tenet Healthcare Corp.:
4.631%**, 6/15/2020		395,000	396,975
144A, 7.5%, 1/1/2022 (b)		625,000	668,750
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020 (b)		1,775,000	1,522,062
144A, 5.875%, 5/15/2023		720,000	531,900
144A, 6.125%, 4/15/2025		785,000	579,526
144A, 6.375%, 10/15/2020 (b)		250,000	214,688
144A, 6.5%, 3/15/2022		630,000	644,963
144A, 7.0%, 3/15/2024		1,510,000	1,540,200
144A, 7.5%, 7/15/2021		2,100,000	1,737,750
			20,130,857
Industrials 9.9%
Allegion PLC, 5.875%, 9/15/2023		555,000	592,463
American Axle & Manufacturing, Inc.:
144A, 6.25%, 4/1/2025 (b)		1,305,000	1,298,475
144A, 6.5%, 4/1/2027		1,615,000	1,602,887
Astaldi SpA, 144A, 7.125%, 12/1/2020	EUR	1,120,000	1,274,916
Belden, Inc., 144A, 5.5%, 9/1/2022		655,000	671,375
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		1,680,000	1,667,400
144A, 6.0%, 10/15/2022		520,000	518,700
144A, 8.75%, 12/1/2021		242,000	269,225
Booz Allen Hamilton, Inc., 144A, 5.125%, 5/1/2025		170,000	172,977
CNH Industrial Capital LLC, 4.375%, 4/5/2022		1,345,000	1,371,295
Covanta Holding Corp.:
5.875%, 3/1/2024		425,000	427,125
5.875%, 7/1/2025		500,000	500,000
EnerSys, 144A, 5.0%, 4/30/2023		105,000	106,969
FTI Consulting, Inc., 6.0%, 11/15/2022		390,000	407,550
Garda World Security Corp., 144A, 7.25%, 11/15/2021		315,000	318,623
IHO Verwaltungs GmbH, 144A, 4.5%, 9/15/2023 (PIK)		798,000	797,002
Kenan Advantage Group, Inc., 144A, 7.875%, 7/31/2023		545,000	562,713
Koppers, Inc., 144A, 6.0%, 2/15/2025		1,235,000	1,293,662
La Financiere Atalian SAS, 144A, 4.0%, 5/15/2024 (c)	EUR	780,000	862,908
Masonite International Corp., 144A, 5.625%, 3/15/2023		445,000	461,688
Moog, Inc., 144A, 5.25%, 12/1/2022		370,000	384,800
Novafives SAS, 144A, 4.5%, 6/30/2021	EUR	300,000	329,241
Novelis Corp.:
144A, 5.875%, 9/30/2026		1,485,000	1,525,837
144A, 6.25%, 8/15/2024		2,285,000	2,404,962
Oshkosh Corp., 5.375%, 3/1/2025		50,000	52,125
Paprec Holding SA, 144A, 5.25%, 4/1/2022	EUR	2,080,000	2,383,132
Park Aerospace Holdings Ltd.:
144A, 5.25%, 8/15/2022		4,725,000	4,990,781
144A, 5.5%, 2/15/2024		2,940,000	3,109,050
Ply Gem Industries, Inc., 6.5% , 2/1/2022		1,206,000	1,253,610
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		80,000	87,400
Ritchie Bros Auctioneers, Inc., 144A, 5.375%, 1/15/2025		1,560,000	1,610,700
Summit Materials LLC:
6.125%, 7/15/2023		705,000	738,487
8.5%, 4/15/2022		310,000	347,975
TA Manufacturing Ltd., 144A, 3.625%, 4/15/2023	EUR	1,395,000	1,556,590
Tennant Co., 144A, 5.625%, 5/1/2025		170,000	176,588
United Rentals North America, Inc.:
5.5%, 5/15/2027		750,000	771,562
5.875%, 9/15/2026		983,000	1,037,065
Welbilt, Inc., 9.5%, 2/15/2024		307,000	354,585
WESCO Distribution, Inc., 5.375%, 6/15/2024		675,000	693,563
XPO Logistics, Inc., 144A, 6.125%, 9/1/2023		300,000	315,000
ZF North America Capital, Inc.:
144A, 4.5%, 4/29/2022		960,000	1,008,000
144A, 4.75%, 4/29/2025		5,900,000	6,136,413
			46,445,419
Information Technology 4.2%
Cardtronics, Inc.:
5.125%, 8/1/2022		290,000	295,800
144A, 5.5%, 5/1/2025		1,115,000	1,138,694
CDW LLC, 5.0%, 9/1/2025		560,000	574,000
Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025		1,210,000	1,241,762
Dell International LLC:
144A, 5.875%, 6/15/2021		545,000	577,700
144A, 7.125%, 6/15/2024 (b)		1,000,000	1,105,337
Entegris, Inc., 144A, 6.0%, 4/1/2022		310,000	323,175
First Data Corp., 144A, 7.0%, 12/1/2023		2,200,000	2,358,840
Gartner, Inc., 144A, 5.125%, 4/1/2025		380,000	393,300
Match Group, Inc., 6.375%, 6/1/2024		425,000	462,719
Micron Technology, Inc.:
5.5%, 2/1/2025		113,000	118,085
7.5%, 9/15/2023		1,310,000	1,467,200
Netflix, Inc.:
144A, 3.625%, 5/15/2027 (c)	EUR	1,610,000	1,777,273
144A, 4.375%, 11/15/2026		1,000,000	985,000
5.875%, 2/15/2025		500,000	542,500
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		310,000	319,300
Symantec Corp., 144A, 5.0%, 4/15/2025		920,000	951,050
United Group BV, 144A, 7.875%, 11/15/2020	EUR	2,730,000	3,094,911
Western Digital Corp.:
144A, 7.375%, 4/1/2023		1,140,000	1,248,300
10.5%, 4/1/2024		622,000	732,405
			19,707,351
Materials 19.0%
AK Steel Corp.:
7.0%, 3/15/2027 (b)		3,765,000	3,722,644
7.5%, 7/15/2023		700,000	762,125
Alpha 3 BV, 144A, 6.25%, 2/1/2025		800,000	812,000
Anglo American Capital PLC:
144A, 3.625%, 5/14/2020		1,000,000	1,012,500
144A, 3.75%, 4/10/2022		1,200,000	1,206,264
144A, 4.125%, 9/27/2022		1,000,000	1,020,000
144A, 4.75%, 4/10/2027		800,000	827,224
144A, 4.875%, 5/14/2025		6,940,000	7,234,950
ARD Finance SA, 144A, 6.625%, 9/15/2023 (PIK)	EUR	2,000,000	2,263,020
Ardagh Packaging Finance PLC:
144A, 4.25%, 1/15/2022	EUR	105,195	117,740
144A, 4.625%, 5/15/2023		1,560,000	1,593,150
144A, 6.0%, 2/15/2025		3,575,000	3,695,656
144A, 7.25%, 5/15/2024		1,055,000	1,148,631
Axalta Coating Systems LLC, 144A, 4.25%, 8/15/2024	EUR	970,000	1,128,903
BWAY Holding Co., 144A, 5.5%, 4/15/2024		2,160,000	2,184,300
Cascades, Inc., 144A, 5.5%, 7/15/2022		300,000	302,250
Cemex SAB de CV, 144A, 7.75%, 4/16/2026 (b)		2,858,000	3,258,120
Cemex Finance LLC, REG S, 4.625%, 6/15/2024	EUR	1,000,000	1,156,749
Chemours Co., 6.125%, 5/15/2023	EUR	4,740,000	5,558,277
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		353,000	347,705
Constellium NV:
144A, 4.625%, 5/15/2021	EUR	1,150,000	1,254,499
144A, 5.75%, 5/15/2024		425,000	398,437
144A, 6.625%, 3/1/2025		500,000	492,500
144A, 7.875%, 4/1/2021		1,720,000	1,855,708
Freeport-McMoRan, Inc.:
3.55%, 3/1/2022		1,440,000	1,353,600
3.875%, 3/15/2023 (b)		1,250,000	1,159,375
4.0%, 11/14/2021 (b)		1,000,000	981,250
144A, 6.875%, 2/15/2023		700,000	736,750
Hexion, Inc.:
6.625%, 4/15/2020		1,096,000	1,035,720
144A, 10.375%, 2/1/2022		250,000	256,250
Hudbay Minerals, Inc.:
144A, 7.25%, 1/15/2023		185,000	196,794
144A, 7.625%, 1/15/2025		295,000	316,019
Huntsman International LLC, 4.25%, 4/1/2025	EUR	2,570,000	2,942,924
Kaiser Aluminum Corp., 5.875%, 5/15/2024		695,000	733,225
Mercer International, Inc., 144A, 6.5%, 2/1/2024		620,000	640,150
Nyrstar Netherlands Holdings BV, 144A, 8.5%, 9/15/2019	EUR	500,000	601,686
OI European Group BV, 144A, 3.125%, 11/15/2024	EUR	2,460,000	2,706,284
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		515,000	529,162
Platform Specialty Products Corp., 144A, 10.375%, 5/1/2021		1,250,000	1,392,187
PSPC Escrow Corp., 144A, 6.0%, 2/1/2023	EUR	870,000	995,492
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		9,470,000	9,872,475
144A, 7.0%, 7/15/2024 (b)		925,000	995,531
Sealed Air Corp., 144A, 4.875%, 12/1/2022		245,000	255,413
SPCM SA:
144A, 2.875%, 6/15/2023	EUR	1,000,000	1,113,356
144A, 4.875%, 9/15/2025		1,000,000	1,011,250
Teck Resources Ltd.:
3.75%, 2/1/2023 (b)		1,600,000	1,576,480
4.75%, 1/15/2022		4,373,000	4,526,055
6.125%, 10/1/2035		1,750,000	1,850,625
6.25%, 7/15/2041		1,800,000	1,908,000
Tronox Finance LLC:
6.375%, 8/15/2020		1,705,000	1,732,706
144A, 7.5%, 3/15/2022 (b)		1,460,000	1,525,700
United States Steel Corp., 144A, 8.375%, 7/1/2021		1,925,000	2,119,906
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		205,000	220,119
144A, 5.625%, 10/1/2024		670,000	726,950
			89,364,786
Real Estate 1.3%
CyrusOne LP:
144A, (REIT), 5.0%, 3/15/2024		480,000	493,200
144A, (REIT), 5.375%, 3/15/2027		660,000	679,800
Equinix, Inc.:
(REIT), 5.375%, 5/15/2027		1,895,000	1,979,877
(REIT), 5.75%, 1/1/2025		380,000	406,600
(REIT), 5.875%, 1/15/2026		365,000	393,288
Howard Hughes Corp., 144A, 5.375%, 3/15/2025		1,035,000	1,045,350
MPT Operating Partnership LP:
(REIT), 5.25%, 8/1/2026		170,000	174,250
(REIT), 6.375%, 3/1/2024		770,000	833,525
			6,005,890
Telecommunication Services 9.5%
Bulgarian Telecommunications Co. EAD, 144A, 6.625%, 11/15/2018	EUR	1,000,000	1,105,639
CenturyLink, Inc.:
Series S, 6.45%, 6/15/2021		695,000	750,600
Series W, 6.75%, 12/1/2023		300,000	321,375
Series Y, 7.5%, 4/1/2024 (b)		1,555,000	1,689,523
CommScope Technologies LLC, 144A, 5.0%, 3/15/2027		555,000	559,856
Digicel Ltd., 144A, 6.75%, 3/1/2023		785,000	745,750
eircom Finance DAC, 144A, 4.5%, 5/31/2022	EUR	500,000	569,159
Frontier Communications Corp.:
6.25%, 9/15/2021 (b)		3,010,000	2,791,775
7.125%, 1/15/2023		275,000	240,625
10.5%, 9/15/2022		505,000	507,525
11.0%, 9/15/2025		800,000	771,000
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		415,000	468,597
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024 (b)		2,303,000	2,475,725
SoftBank Group Corp., REG S, 4.75%, 7/30/2025	EUR	600,000	735,408
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020		3,000,000	3,277,500
7.0%, 8/15/2020		1,750,000	1,894,375
Sprint Corp.:
7.125%, 6/15/2024		2,015,000	2,197,619
7.25%, 9/15/2021		2,000,000	2,187,500
7.625%, 2/15/2025 (b)		3,000,000	3,348,750
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		5,062,000	5,484,677
6.375%, 3/1/2025		1,019,000	1,113,584
6.5%, 1/15/2026		35,000	38,806
Telecom Italia SpA, 144A, 5.303%, 5/30/2024		2,000,000	2,070,000
Telesat Canada, 144A, 8.875%, 11/15/2024		730,000	803,000
Wind Acquisition Finance SA:
144A, 3.668%**, 7/15/2020	EUR	400,000	435,720
144A, 6.5%, 4/30/2020		380,000	392,730
Windstream Services LLC:
7.75%, 10/15/2020		1,815,000	1,851,300
7.75%, 10/1/2021 (b)		2,000,000	2,010,000
Zayo Group LLC:
144A, 5.75%, 1/15/2027		990,000	1,050,638
6.0%, 4/1/2023		1,430,000	1,524,738
6.375%, 5/15/2025		1,005,000	1,086,656
			44,500,150
Utilities 3.0%
AmeriGas Partners LP:
5.5%, 5/20/2025		1,375,000	1,388,750
5.75%, 5/20/2027		1,275,000	1,278,188
Calpine Corp., 5.75%, 1/15/2025 (b)		1,490,000	1,441,575
Dynegy, Inc.:
7.375%, 11/1/2022		1,800,000	1,723,500
7.625%, 11/1/2024 (b)		1,940,000	1,775,100
NGL Energy Partners LP, 5.125%, 7/15/2019		395,000	394,013
NRG Energy, Inc.:
6.25%, 7/15/2022		4,300,000	4,380,883
6.625%, 1/15/2027 (b)		365,000	361,350
7.25%, 5/15/2026		1,335,000	1,365,037
7.875%, 5/15/2021		38,000	38,950
			14,147,346
Total Corporate Bonds (Cost $442,289,281)			456,617,661

Government & Agency Obligations 0.6%
Other Government Related (d) 0.1%
MMC Norilsk Nickel OJSC, 144A, 5.55%, 10/28/2020		400,000	428,600
U.S. Treasury Obligation 0.5%
U.S. Treasury Note, 0.75%, 10/31/2017 (e)		2,100,000	2,097,211
Total Government & Agency Obligations (Cost $2,500,226)			2,525,811

Convertible Bonds 0.3%
Energy 0.0%
Chesapeake Energy Corp., 2.5%, 5/15/2037		3,000	2,955
Materials 0.3%
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (PIK)		1,435,091	1,416,413
Total Convertible Bonds (Cost $1,422,224)			1,419,368

	Shares	Value ($)

Common Stocks 0.0%
Industrials 0.0%
Quad Graphics, Inc.	336	8,823
Materials 0.0%
GEO Specialty Chemicals, Inc.*	136,977	51,901
GEO Specialty Chemicals, Inc. 144A*	1,703	645
		52,546
Total Common Stocks (Cost $216,291)		61,369

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $239,283)	1,219	10,010

Securities Lending Collateral 9.5%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.66% (f) (g) (Cost $44,804,433)	44,804,433	44,804,433

Cash Equivalents 1.8%
Deutsche Central Cash Management Government Fund, 0.80% (f) (Cost $8,613,572)	8,613,572	8,613,572

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $500,085,310)†	109.5	514,052,224
Other Assets and Liabilities, Net	(9.5)	(44,711,082)
Net Assets	100.0	469,341,142

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2017.

† The cost for federal income tax purposes was $500,110,601. At April 30, 2017, net unrealized appreciation for all securities based on tax cost was $13,941,623. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,162,932 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,221,309.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2017 amounted to $43,272,160, which is 9.2% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At April 30, 2017, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

OJSC: Open Joint Stock Company

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of April 30, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	51,128,145	USD	55,943,803	5/31/2017	161,989	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are, summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$ —	$ 456,617,661	$ —	$ 456,617,661
Government and Agency Obligations	—	2,525,811	—	2,525,811
Convertible Bonds	—	2,955	1,416,413	1,419,368
Common Stocks (h)	8,823	—	52,546	61,369
Warrants	—	—	10,010	10,010
Short-Term Investments (h)	53,418,005	—	—	53,418,005
Derivatives (i)
Forward Foreign Currency Exchange Contracts	$ —	$ 161,989	$ —	$ 161,989
Total	$ 53,426,828	$ 459,308,416	$ 1,478,969	$ 514,214,213

There have been no transfers between fair value measurement levels during the period ended April 30, 2017.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $446,667,305) — including $43,272,160 of securities loaned	$ 460,634,219
Investments in Deutsche Government & Agency Securities Portfolio (cost $44,804,433)*	44,804,433
Investment in Deutsche Central Cash Management Government Fund (cost $8,613,572)	8,613,572
Total investments in securities, at value (cost $500,085,310)	514,052,224
Cash	26,099
Foreign currency, at value (cost $10,031)	10,029
Receivable for investments sold	2,287,921
Receivable for investments sold — when-issued/delayed delivery securities	668,250
Receivable for Fund shares sold	1,349,958
Interest receivable	6,763,758
Unrealized appreciation on forward foreign currency exchange contracts	161,989
Foreign taxes recoverable	24,428
Other assets	84,016
Total assets	525,428,672
Liabilities
Payable upon return of securities loaned	44,804,433
Payable for investments purchased	4,029,211
Payable for investments purchased — when-issued/delayed delivery securities	5,123,348
Payable for Fund shares redeemed	1,192,974
Distributions payable	370,651
Accrued management fee	188,772
Accrued Trustees' fees	1,692
Other accrued expenses and payables	376,449
Total liabilities	56,087,530
Net assets, at value	$ 469,341,142

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	171,316
Net unrealized appreciation (depreciation) on: Investments	13,966,914
Foreign currency	159,124
Accumulated net realized gain (loss)	(33,886,971)
Paid-in capital	488,930,759
Net assets, at value	$ 469,341,142
Net Asset Value
Class A Net Asset Value and redemption price per share ($43,028,851 ÷ 6,275,637 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.86
Maximum offering price per share (100 ÷ 95.50 of $6.86)	$ 7.18

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($23,366,744 ÷ 3,394,415 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 6.88
Class R6 Net Asset Value, offering and redemption price per share ($10,517 ÷ 1,540 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized )	$ 6.83
Class S Net Asset Value, offering and redemption price per share ($353,844,993 ÷ 51,342,316 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.89
Institutional Class Net Asset Value, offering and redemption price per share ($49,090,037 ÷ 7,182,321 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.83

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2017 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $165)	$ 12,575,134
Dividends	203
Income distributions — Deutsche Central Cash Management Government Fund	32,631
Securities lending income, net of borrower rebates	100,672
Total income	12,708,640
Expenses: Management fee	1,075,712
Administration fee	215,142
Services to shareholders	314,704
Distribution and service fees	182,826
Custodian fee	9,092
Professional fees	67,479
Reports to shareholders	25,316
Registration fees	43,300
Trustees' fees and expenses	10,652
Other	43,607
Total expenses	1,987,830
Net investment income (loss)	10,720,810
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,376,537
Foreign currency	383,516
2,760,053
Change in net unrealized appreciation (depreciation) on: Investments	6,866,315
Foreign currency	522,611
7,388,926
Net gain (loss)	10,148,979
Net increase (decrease) in net assets resulting from operations	$ 20,869,789

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations: Net investment income (loss)	$ 10,720,810	$ 18,418,792
Net realized gain (loss)	2,760,053	(3,850,792)
Change in net unrealized appreciation (depreciation)	7,388,926	17,313,777
Net increase (decrease) in net assets resulting from operations	20,869,789	31,881,777
Distributions to shareholders from: Net investment income: Class A	(1,425,813)	(2,420,008)
Class B	—	(808)*
Class C	(452,674)	(692,105)
Class R6**	(250)	—
Class S	(7,413,784)	(11,644,303)
Institutional Class	(1,269,513)	(2,275,013)
Net realized gains: Class A	—	(773,980)
Class B	—	(2,120)*
Class C	—	(254,596)
Class S	—	(4,198,489)
Institutional Class	—	(779,084)
Return of capital: Class A	—	(156,803)
Class B	—	(52)*
Class C	—	(44,845)
Class S	—	(754,488)
Institutional Class	—	(147,409)
Total distributions	(10,562,034)	(24,144,103)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

** For the period from November 1, 2016 (commencement of operations of Class R6) to April 30, 2017.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (continued
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Fund share transactions: Proceeds from shares sold	152,871,623	179,373,673
Reinvestment of distributions	9,418,782	21,120,090
Payments for shares redeemed	(118,831,194)	(105,752,085)
Redemption fees	29,985	21,869
Net increase (decrease) in net assets from Fund share transactions	43,489,196	94,763,547
Increase (decrease) in net assets	53,796,951	102,501,221
Net assets at beginning of period	415,544,191	313,042,970
Net assets at end of period (including undistributed net investment income of $171,316 and $12,540, respectively)	$ 469,341,142	$ 415,544,191

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 6.70	$ 6.61	$ 7.14	$ 7.17	$ 7.08	$ 6.74
Income (loss) from investment operations: Net investment income (loss)[a]	.16	.33	.35	.39	.42	.47
Net realized and unrealized gain (loss)	.16	.21	(.41)	(.02)	.11	.34
Total from investment operations	.32	.54	(.06)	.37	.53	.81
Less distributions from: Net investment income	(.16)	(.31)	(.34)	(.40)	(.43)	(.47)
Net realized gains	—	(.12)	(.13)	—	(.01)	—
Return of capital	—	(.02)	—	—	—	—
Total distributions	(.16)	(.45)	(.47)	(.40)	(.44)	(.47)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.86	$ 6.70	$ 6.61	$ 7.14	$ 7.17	$ 7.08
Total Return (%)[b]	4.81**	8.42	(.64)	5.44[c]	7.50	12.49[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	65	39	37	34	33
Ratio of expenses before expense reductions (%)	1.06*	1.06	1.08	1.07	1.06	1.07
Ratio of expenses after expense reductions (%)	1.06*	1.06	1.08	1.07	1.06	1.06
Ratio of net investment income (%)	4.86*	5.04	5.10	5.42	5.86	6.79
Portfolio turnover rate (%)	45**	67	56	55	59	69

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain operating expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 6.73	$ 6.64	$ 7.16	$ 7.20	$ 7.11	$ 6.76
Income (loss) from investment operations: Net investment income (loss)[a]	.14	.28	.30	.34	.37	.42
Net realized and unrealized gain (loss)	.15	.21	(.40)	(.03)	.11	.35
Total from investment operations	.29	.49	(.10)	.31	.48	.77
Less distributions from: Net investment income	(.14)	(.26)	(.29)	(.35)	(.38)	(.42)
Net realized gains	—	(.12)	(.13)	—	(.01)	—
Return of capital	—	(.02)	—	—	—	—
Total distributions	(.14)	(.40)	(.42)	(.35)	(.39)	(.42)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.88	$ 6.73	$ 6.64	$ 7.16	$ 7.20	$ 7.11
Total Return (%)[b]	4.28**	7.76	(1.50)	4.65[c]	6.68[c]	11.84[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	22	12	11	12	12
Ratio of expenses before expense reductions (%)	1.81*	1.82	1.83	1.83	1.82	1.81
Ratio of expenses after expense reductions (%)	1.81*	1.82	1.83	1.82	1.82	1.80
Ratio of net investment income (%)	4.10*	4.27	4.35	4.68	5.10	6.05
Portfolio turnover rate (%)	45**	67	56	55	59	69

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain operating expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R6	Period Ended 4/30/17[a] (Unaudited)

Selected Per Share Data
Net asset value, beginning of period	$ 6.65
Income (loss) from investment operations: Net investment income[b]	.17
Net realized and unrealized gain (loss)	.17
Total from investment operations	.34
Less distributions from: Net investment income	(.16)
Redemption fees	.00***
Net asset value, end of period	$ 6.83
Total Return (%)	5.24**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11
Ratio of expenses before expense reductions (%)	.88*
Ratio of expenses after expense reductions (%)	.88*
Ratio of net investment income (%)	5.03*
Portfolio turnover rate (%)	45**

[a] For the period from November 1, 2016 (commencement of operations) to April 30, 2017.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 6.74	$ 6.65	$ 7.17	$ 7.21	$ 7.11	$ 6.77
Income (loss) from investment operations: Net investment income (loss)[a]	.17	.34	.37	.41	.44	.48
Net realized and unrealized gain (loss)	.15	.21	(.40)	(.03)	.12	.35
Total from investment operations	.32	.55	(.03)	.38	.56	.83
Less distributions from: Net investment income	(.17)	(.32)	(.36)	(.42)	(.45)	(.49)
Net realized gains	—	(.12)	(.13)	—	(.01)	—
Return of capital	—	(.02)	—	—	—	—
Total distributions	(.17)	(.46)	(.49)	(.42)	(.46)	(.49)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.89	$ 6.74	$ 6.65	$ 7.17	$ 7.21	$ 7.11
Total Return (%)	4.77**	8.78[b]	(.53)[b]	5.70[b]	7.89[b]	12.68[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	354	272	225	231	244	264
Ratio of expenses before expense reductions (%)	.86*	.87	.88	.89	.89	.89
Ratio of expenses after expense reductions (%)	.86*	.85	.85	.82	.82	.89
Ratio of net investment income (%)	5.05*	5.24	5.33	5.68	6.10	6.97
Portfolio turnover rate (%)	45**	67	56	55	59	69

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain operating expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 6.68	$ 6.59	$ 7.11	$ 7.15	$ 7.06	$ 6.72
Income (loss) from investment operations: Net investment income (loss)[a]	.17	.34	.37	.41	.44	.49
Net realized and unrealized gain (loss)	.15	.21	(.40)	(.03)	.11	.34
Total from investment operations	.32	.55	(.03)	.38	.55	.83
Less distributions from: Net investment income	(.17)	(.32)	(.36)	(.42)	(.45)	(.49)
Net realized gains	—	(.12)	(.13)	—	(.01)	—
Return of capital	—	(.02)	—	—	—	—
Total distributions	(.17)	(.46)	(.49)	(.42)	(.46)	(.49)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.83	$ 6.68	$ 6.59	$ 7.11	$ 7.15	$ 7.06
Total Return (%)	4.83**	8.75	(.36)	5.76	7.84	12.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	56	37	29	29	42
Ratio of expenses (%)	.77*	.75	.78	.76	.74	.74
Ratio of net investment income (%)	5.14*	5.33	5.41	5.72	6.20	7.11
Portfolio turnover rate (%)	45**	67	56	55	59	69
[a] Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global High Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective November 1, 2016 the Fund launched Class R6. Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of April 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2017, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $36,622,000, including approximately $25,006,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017 the expiration date, whichever occurs first; and approximately $11,616,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($850,000) and long-term losses ($10,766,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, forward foreign currency exchange contracts and swaps. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $55,944,000 to $64,995,000.

The following table summarizes the value of the Fund's derivative instruments held as of April 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Assets Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 161,989
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (b)	$ 622,209

The above derivative is located in the following Statement of Operations account:

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (c)	$ 504,788

The above derivative is located in the following Statement of Operations account:

(c) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of April 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$ 161,989	$ —	$ —	$ 161,989

C. Purchases and Sales of Securities

During the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $232,922,600 and $190,791,120, respectively. There were no purchases and sales of U.S. Treasury securities during the period.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

Accordingly, for the six months ended April 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund's average daily net assets.

For the period from November 1, 2016 through January 31, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.10%
Class C	1.85%
Class R6	.90%
Class S	.85%
Institutional Class	.85%

Effective February 1, 2017 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.15%
Class C	1.90%
Class R6	.90%
Class S	.90%
Institutional Class	.90%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2017, the Administration Fee was $215,142, of which $37,754 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2017, the amounts charged to the Fund by DSC were as follows:

Service Provider Fee	Total Aggregated	Unpaid at April 30, 2017
Class A	$ 4,222	$ 2,787
Class C	724	475
Class R6	9	9
Class S	36,145	24,061
Institutional Class	1,086	675
	$ 42,186	$ 28,007

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2017
Class C	$ 84,329	$ 14,237

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2017	Annualized Rate
Class A	$ 70,581	$ 30,255.24%
Class C	27,916	13,819.25%
	$ 98,497	$ 44,074

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the six months ended April 30, 2017 aggregated $8,749.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2017, the CDSC for Class C shares aggregated $8,809. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2017, DDI received $5,717 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $11,037, of which $9,372 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended April 30, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $7,615.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2017, there was one account that held approximately 15% of the outstanding shares of the Fund.

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2017.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,829,691	$ 12,344,126	6,283,022	$ 40,440,589
Class C	479,380	3,252,794	1,983,297	12,808,545
Class R6**	1,504	10,000	—	—
Class S	18,607,718	126,251,405	14,482,784	94,038,201
Institutional Class	1,634,409	11,013,298	4,987,419	32,086,338
		$ 152,871,623		$ 179,373,673
Shares issued to shareholders in reinvestment of distributions
Class A	204,675	$ 1,380,177	488,300	$ 3,149,861
Class B	—	—	454*	2,870*
Class C	62,825	425,653	140,196	907,325
Class R6**	36	242	—	—
Class S	941,107	6,385,710	2,166,800	14,015,758
Institutional Class	182,524	1,227,000	474,099	3,044,276
		$ 9,418,782		$ 21,120,090
Shares redeemed
Class A	(5,492,095)	$ (37,062,914)	(2,944,576)	$ (19,051,597)
Class B	—	—	(18,545)*	(114,796)*
Class C	(482,898)	(3,274,670)	(650,090)	(4,204,264)
Class S	(8,639,357)	(58,664,213)	(10,020,806)	(65,010,125)
Institutional Class	(2,953,418)	(19,829,397)	(2,728,600)	(17,371,303)
		$ (118,831,194)		$ (105,752,085)
Redemption fees		$ 29,985		$ 21,869
Net increase (decrease)
Class A	(3,457,729)	$ (23,337,603)	3,826,746	$ 24,539,814
Class B	—	—	(18,091)*	(111,926)*
Class C	59,307	403,940	1,473,403	9,511,606
Class R6**	1,540	10,242	—	—
Class S	10,909,468	73,991,734	6,628,778	43,064,415
Institutional Class	(1,136,485)	(7,579,117)	2,732,918	17,759,638
		$ 43,489,196		$ 94,763,547

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

** For the period from November 1, 2016 (commencement of operations of Class R6) to April 30, 2017.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2016 to April 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6*	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,048.10	$ 1,042.80	$ 1,052.40	$ 1,047.70	$ 1,048.30
Expenses Paid per $1,000**	$ 5.38	$ 9.17	$ 4.45	$ 4.37	$ 3.91
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,019.54	$ 1,015.82	$ 1,020.43	$ 1,020.53	$ 1,020.98
Expenses Paid per $1,000**	$ 5.31	$ 9.05	$ 4.41	$ 4.31	$ 3.86

* For the period from November 2, 2016 to April 30, 2017.

** Expenses (hypothetical expenses if Class R6 had been in existence from November 1, 2016) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Global High Income Fund	1.06%	1.81%	.88%	.86%	.77%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Global High Income Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board observed that there were limitations to the usefulness of the comparative data provided by Morningstar, noting that the applicable Morningstar universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. As a result, the Board gave increased weight to the Fund’s performance relative to a customized peer group of global funds.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board observed that the Broadridge expense universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHCX	SGHSX	MGHYX
CUSIP Number	25155T 882	25155T 700	25155T 601	25155T 502
Fund Number	416	716	2100	596

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SGHRX
CUSIP Number	25155T 353
Fund Number	1616

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 09/2016

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global High Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2017